UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 30, 2007
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Date of Report
(Date of Earliest Event Reported)

IMAGING DIAGNOSTIC SYSTEMS, INC.
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(Exact name of registrant as specified in its charter)

Florida	0-26028	22-2671269

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification Number)

6531 NW 18TH COURT
PLANTATION, FL 33313
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(Address of principal executive offices)

(954) 581-9800
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(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act. (17 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act. (17 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See Item 5.02 below — “Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers —Employment and Stock Option Agreements for Executive Vice President/Chief Financial Officer and Senior Vice President.”

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Employment and Stock Option Agreements for Executive Vice President/Chief Financial Officer and Senior Vice President

On August 30, 2007, Imaging Diagnostic Systems, Inc. (the “Company”) entered into a one-year employment agreement (the “Schwartz Agreement”) and an accompanying stock option agreement with Allan L. Schwartz, Executive Vice President/Chief Financial Officer.  The Schwartz Agreement is for a one-year term commencing August 30, 2007, and provides an annual base salary of $192,400 per annum.  The accompanying option agreement provides an option to purchase 250,000 shares of the Company’s common stock which shall vest and become exercisable on August 30, 2007.  The option exercise price per share is $.058.

On August 30, 2007, the Company also entered into a one-year employment agreement (the “O’Brien Agreement”) and an accompanying stock option agreement with Deborah O’Brien, Senior Vice President.  The O’Brien Agreement is for a one-year term commencing September 15, 2007, and provides an annual base salary of $138,000 per annum.  The accompanying option agreement provides an option to purchase 250,000 shares of the Company’s common stock which shall vest and become exercisable on September 15, 2008.  The option exercise price per share will be set based on the closing selling price on September 15, 2007.

Attached as Exhibits 10.75 and 10.76 and incorporated by reference are copies of the Schwartz and O’Brien Employment and Stock Option Agreements respectively.

Item 9.01                   Financial Statements and Exhibits

(c) Exhibits

10.75	One-Year Employment and Stock Option Agreement dated as of August 30, 2007 between Imaging Diagnostic Systems, Inc. and Allan L. Schwartz, Executive Vice President and Chief Financial Officer.
10.76	One-Year Employment and Stock Option Agreement dated as of August 30, 2007 between Imaging Diagnostic Systems, Inc. and Deborah O’Brien, Senior Vice President.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGING DIAGNOSTIC SYSTEMS, INC.

Date: September 6, 2007	By:	/s/ Allan L. Schwartz

Executive Vice President and
Chief Financial Officer